EXHIBIT 99

                    CERTIFICATION PURSUANT TO SECTION 906
                      OF THE SARBANES-OXLEY ACT OF 2002
                        ______________________________



     In connection with the Annual Report on Form 10-K, filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, of NBC Capital Corporation (the "Company") for the period ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, L. F. Mallory, Jr., the Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1)  the Report fully complies with the requirements of Section 13(a) or
         Section 15(d) of the Securities Exchange Act of 1934, as amended;
         and

     2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                /s/ L. F. Mallory, Jr.
                                                __________________________

                                        Name:   L. F. Mallory, Jr.
                                        Title:  Chairman of the Board and
                                                 Chief Executive Officer
                                        Date:   March 18, 2003







EXHIBIT 99

                    CERTIFICATION PURSUANT TO SECTION 906
                      OF THE SARBANES-OXLEY ACT OF 2002
                        ______________________________



     In connection with the Annual Report on Form 10-K, filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, of NBC Capital Corporation (the "Company") for the period ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard T. Haston, the Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1)  the Report fully complies with the requirements of Section 13(a) or
         Section 15(d) of the Securities Exchange Act of 1934, as amended;
         and

     2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                /s/ RICHARD T. HASTON
                                                __________________________

                                        Name:   Richard T. Haston
                                        Title:  Executive Vice President,
                                                 CFO, and Treasurer
                                        Date:   March 18, 2003